Exhibit 99.1

FOR IMMEDIATE RELEASE

Generac to Acquire ecobee Inc.

Transaction will create a home energy ecosystem that brings benefits to both homeowners and grid operators

WAUKESHA, Wis. – November 1, 2021 — Generac Holdings Inc. (NYSE: GNRC) (“Generac” or the “Company”), a leading global designer and manufacturer of energy technology solutions and other power products, today announced the signing of an agreement to acquire ecobee Inc. (“ecobee”), a leader in sustainable smart home solutions, in a transaction valued up to $770 million contingent on the achievement of certain performance targets.

A pioneer in the smart thermostat market, ecobee was founded in 2007 and is headquartered in Toronto, Canada. With a team of over 500 employees globally, ecobee currently offers several ENERGY STAR-certified thermostats and a suite of home monitoring products, all designed with a focus on conservation, convenience, peace of mind and comfort. ecobee’s smart thermostats intelligently optimize heating and cooling systems to deliver significant energy savings for homeowners. With over two million connected homes, ecobee customers in North America have saved more than 20 TWh of energy, which is the equivalent of saving enough energy to take all the homes in Los Angeles off the grid for an entire year.

“ecobee’s solutions are an important addition to Generac’s extensive residential energy technology portfolio,” said Aaron Jagdfeld, president and chief executive officer of Generac. “Residential HVAC systems represent the largest energy-consuming device in the home today and ecobee’s smart thermostats and sensors offer the most intelligent way to balance comfort with conservation. In addition, the ability to combine ecobee’s cutting-edge technologies with Generac’s power generation, energy storage and energy management devices will allow us to create a clean, efficient, and reliable home energy ecosystem that will not only save homeowners money, but also help grid operators meet the challenges of an electrical grid under enormous stress by providing solutions to better balance supply and demand.”

“Generac’s evolution into an energy technology solutions company creates many opportunities to integrate our ecobee products with their residential device offerings, enabling direct monitoring and control of a significant portion of the home’s electrical load,” said Stuart Lombard, founder and chief executive officer of ecobee. “We are excited to join the Generac team so together we can deliver a cleaner, more resilient and sustainable energy future for our customers and communities.”

At closing and subject to customary adjustments, Generac will pay $200 million in cash along with $450 million in GNRC common stock to the current equity holders of ecobee. Additionally, upon achievement of certain performance targets between closing and June 30, 2023, the sellers may receive up to $120 million in additional shares of GNRC common stock.

The acquisition is expected to close during the fourth quarter, subject to customary closing conditions, including clearance under the Hart-Scott-Rodino Antitrust Improvements Act.

About Generac

Generac is a leading energy technology company that provides backup and prime power systems for home and industrial applications, solar + battery storage solutions, advanced power grid software platforms and engine- and battery-powered tools and equipment. Founded in 1959, Generac introduced the first affordable backup generator and later created the category of automatic home standby generator. The company is committed to sustainable, cleaner energy products poised to revolutionize the 21st century electrical grid.

About ecobee

ecobee Inc. was founded in 2007 with a mission to improve everyday life while creating a more sustainable world. Today, ecobee continues to innovate with smart home solutions that solve everyday problems with comfort, security, and conservation in mind. With ecobee’s products, including the SmartThermostat and SmartCamera both equipped with voice control, ecobee continues to encourage consumers to imagine what home could be. For more information, visit ecobee.com.

Forward Looking Statements

Certain statements contained in this news release, as well as other information provided from time to time by Generac Holdings Inc. or its employees, may contain forward looking statements that involve risks and uncertainties that could cause actual results to differ materially from those in the forward looking statements. Forward-looking statements give Generac's current expectations and projections relating to the Company's financial condition, results of operations, plans, objectives, future performance and business. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as "anticipate," "estimate," "expect," "forecast," "project," "plan," "intend," "believe," "confident," "may," "should," "can have," "likely," "future," “optimistic” and other words and terms of similar meaning in connection with any discussion of the timing or nature of future operating or financial performance or other events.

Any such forward looking statements are not guarantees of performance or results, and involve risks, uncertainties (some of which are beyond the Company's control) and assumptions. Although Generac believes any forward-looking statements are based on reasonable assumptions, you should be aware that many factors could affect Generac's actual financial results and cause them to differ materially from those anticipated in any forward-looking statements, including:

●	frequency and duration of power outages impacting demand for our products;
●	availability, cost and quality of raw materials and key components from our global supply chain and labor needed in producing our products;
●	the impact on our results of possible fluctuations in interest rates, foreign currency exchange rates, commodities, product mix and regulatory tariffs;
●	the ability to satisfy the closing conditions for the acquisition of ecobee on the timeline expected or at all;
●	the possibility that the expected synergies, efficiencies and cost savings of our acquisitions will not be realized, or will not be realized within the expected time period;
●	the risk that our acquisitions will not be integrated successfully;
●

the duration and scope of the impacts of the COVID-19 pandemic are uncertain and may or will continue to adversely affect our operations, supply chain, and distribution for certain of our products and services;

●	difficulties we may encounter as our business expands globally or into new markets;
●	our dependence on our distribution network;
●	our ability to invest in, develop or adapt to changing technologies and manufacturing techniques;

●	loss of our key management and employees;
●	increase in product and other liability claims or recalls;
●	failures or security breaches of our networks, information technology systems, or connected products; and
●	changes in environmental, health and safety, or product compliance laws and regulations affecting our products, operations, or customer demand.

Should one or more of these risks or uncertainties materialize, Generac's actual results may vary in material respects from those projected in any forward-looking statements. In the current environment, some of the above factors have materialized and may or will continue to be impacted by the COVID-19 pandemic, which may cause actual results to vary from these forward-looking statements. A detailed discussion of these and other factors that may affect future results is contained in Generac's filings with the U.S. Securities and Exchange Commission (“SEC”), particularly in the Risk Factors section of the 2020 Annual Report on Form 10-K and in its periodic reports on Form 10-Q. Stockholders, potential investors and other readers should consider these factors carefully in evaluating the forward-looking statements.

Any forward-looking statement made by Generac in this press release speaks only as of the date on which it is made. Generac undertakes no obligation to update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

INVESTOR CONTACT:

Michael Harris

Vice President – Corporate Development & Investor Relations

(262) 506-6064
InvestorRelations@Generac.com

MEDIA CONTACT:

Tami Kou

Director of Marketing Communications & Public Relations

(262) 544-4811 Ext. 3950
Tami.Kou@Generac.com

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